                                                                    Exhibit 10.3

                                  July 19, 2005

American Italian Pasta Company
4100 N. Mulberry Drive
Suite 200
Kansas City, MO 64116

     Re:  Waivers under Credit Agreement

Ladies/Gentlemen:

     Please refer to the Credit Agreement dated as of July 16, 2001 (as amended, the "Credit Agreement") among American Italian Pasta Company (the "Company"), various financial institutions and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

     At the request of the Company, the Required Lenders waive until the Waiver
Termination Date (as defined below) any Event of Default (collectively, the
"Known Defaults") arising from (a) the failure of the Company to comply with
Section 10.6.1 (Minimum Fixed Charge Coverage Ratio), 10.6.2 (Maximum Leverage
Ratio) and 10.6.4 (Minimum EBITDA) of the Credit Agreement for the Computation
Period ended July 1, 2005 and (b) the failure of the Company to comply with
Section 10.2(i) of the Credit Agreement or the inaccuracy of the representation and warranty in Section 9.4 of the Credit Agreement or of any certificate delivered pursuant to Section 10.1.1, 10.1.2 or 10.1.3 with respect to any financial statements previously delivered by the Company to the Administrative
Agent or any Lender pursuant to the Credit Agreement, in each case to the extent arising out of the matters described by the Company to the Lenders in a conference call on July 12, 2005.

     As used herein, "Waiver Termination Date" means the earliest to occur of
(i) the occurrence of any Event of Default or Unmatured Event of Default other than the Known Defaults, (ii) September 16, 2005 and (iii) the date of the effectiveness of an amendment to the Credit Agreement amending the financial covenants set forth in clause (a) of the preceding paragraph.

     In consideration of the waivers set forth above, the Company and the
Required Lenders agree that (a) the $30,000,000 reduction in the Aggregate
Revolving Commitment Amount that is scheduled to occur on the first day of
Fiscal Year 2006 shall instead occur upon the effectiveness hereof and (b) the
$5,000,000 limitation set forth in Section 10.12(v) of the Credit Agreement shall apply to all sales and other dispositions of assets during any Fiscal
Year.

     This waiver letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver, consent or amendment with respect to any other matter whatsoever. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects.

     This waiver letter may be executed in counterparts (including by facsimile)
and by the parties hereto on separate counterparts. A signature page hereto delivered by facsimile shall be effective as delivery of an original counterpart.

     This waiver letter shall become effective when the Administrative Agent has received (a) counterparts hereof executed by the Required Lenders and acknowledged by the Company and each Guarantor and (b) a waiver fee for each
Lender that, on or prior to 12:00 noon (Chicago time) on July 19, 2005, delivers an executed counterpart hereof to the Administrative Agent, such waiver fee to equal 0.10% of the sum of (i) the outstanding principal amount of such Lender's
Term Loan and (ii) such Lender's Revolving Commitment (after giving effect to the reduction in the Aggregate Revolving Commitment Amount referred to in the fourth paragraph hereof).

                            [SIGNATURES ON NEXT PAGE]

     This letter agreement shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent

                                       By:     /s/ Jeffery T. White
                                          --------------------------------------
                                       Name:   Jeffery T. White
                                       Title:  Assistant Vice President

                                       BANK OF AMERICA, N.A., as a Lender

                                       By:     /s/ John P. Mills
                                          --------------------------------------
                                       Name:   John P. Mills
                                       Title:  Vice President

                                       JPMORGAN CHASE BANK, N.A. (f/k/a Bank
                                       One, NA), as Documentation Agent and as a
                                       Lender

                                       By:     /s/ Danielle M. Clarke
                                          --------------------------------------
                                       Name:   Danielle M. Clark
                                       Title:  Vice President

                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       Syndication Agent and as a Lender

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       ING CAPITAL LLC

                                       By:     /s/ Lina A. Garcia
                                          --------------------------------------
                                       Name:   Lina A. Garcia
                                       Title:  Vice President

                                       KEYBANK NATIONAL ASSOCIATION, as Co-Agent
                                       and as a Lender

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       COÖPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH, as Co-Agent
                                       and as a Lender

                                       By:     /s/ Brad Peterson
                                          --------------------------------------
                                       Name:   Brad Peterson
                                       Title:  Executive Director

                                       By:     /s/ Brett Delfino
                                          --------------------------------------
                                       Name:   Brett Delfino
                                       Title:  Executive Director

                                       WELLS FARGO BANK, N.A., as Co-Agent and
                                       as a Lender

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       BANCA NAZIONALE DEL LAVORO S.P.A.

                                       By:     /s/ Francesco Di Mario
                                          --------------------------------------
                                       Name:   Francesco Di Mario
                                       Title:  Senior Manager

                                       By:     /s/ Donna La Spina
                                          --------------------------------------
                                       Name:   Donna La Spina
                                       Title:  Relationship Manager

                                       THE BANK OF NEW YORK

                                       By:     /s/ Mark Wrigley
                                          --------------------------------------
                                       Name:   Mark Wrigley
                                       Title:  Vice President

                                       COMERICA BANK

                                       By:     /s/ Mark J. Leveille
                                          --------------------------------------
                                       Name:   Mark J. Leveille
                                       Title:  CBO

                                       COMMERCE BANK, N.A.

                                       By:     /s/ Wayne C. Lewis
                                          --------------------------------------
                                       Name:   Wayne C. Lewis
                                       Title:  Vice President

                                       SUNTRUST BANK, as Co-Agent and as a
                                       Lender

                                       By:     /s/ Hugh E. Brown
                                          --------------------------------------
                                       Name:   Hugh E. Brown
                                       Title:  Vice President

                                       UNICREDITO ITALIANO

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       UMB BANK, N.A.

                                       By:     /s/ David A. Proffitt
                                           ----------------------
                                       Name:   David A. Profitt
                                       Title:  Senior Vice President

                                       COBANK, ACB

                                       By:     /s/ S. Richard Dill
                                          --------------------------------------
                                       Name:   S. Richard Dill
                                       Title:  Vice President

                                       FARM CREDIT SERVICES OF MINNESOTA VALLEY
                                       PCA D/B/A FCS COMMERCIAL FINANCE GROUP

                                       By:     /s/ Daniel J. Best
                                          --------------------------------------
                                       Name:   Daniel J. Best
                                       Title:  Commercial Loan Officer

                                       AGFIRST, FCB

                                       By:     /s/ Bruce B. Fortner
                                          --------------------------------------
                                       Name:   Bruce B. Fortner
                                       Title:  Vice President

                                       U.S. AGBANK, FCB (f/k/a Farm Credit Bank
                                       of Wichita)

                                       By:     /s/ Greg E. Somerhalder
                                          --------------------------------------
                                       Name:   Greg E. Somerhalder
                                       Title:  Vice President

                                       FARM CREDIT SERVICES OF AMERICA, PCA

                                       By:     /s/ Steven L. Moore
                                          --------------------------------------
                                       Name:   Steven L. Moore
                                       Title:  Vice President

                                       GREENSTONE FARM CREDIT SERVICES, FLCA

                                       By:     /s/ Alfred S. Compton
                                          --------------------------------------
                                       Name:   Alfred S. Compton
                                       Title:  Vice President

                                       NORTHWEST FARM CREDIT SERVICES, PCA

                                       By:     /s/ Jim D. Allen
                                          --------------------------------------
                                       Name:   Jim D. Allen
                                       Title:  Senior Vice President

ACKNOWLEDGED AND AGREED:

AMERICAN ITALIAN PASTA COMPANY

By:     /s/ Timothy S. Webster
   --------------------------------------
Name:   Timothy S. Webster
Title:  President and CEO

AIPC FINANCE, INC.

By:     /s/ George D. Shadid
   --------------------------------------
Name:   George D. Shadid
Title:  Authorized Agent

AIPC SALES CO.

By:     /s/ Timothy S. Webster
   --------------------------------------
Name:   Timothy S. Webster
Title:  President and CEO

AIPC WISCONSIN, LIMITED PARTNERSHIP

By:  America Italian Pasta Company, its General Partner

     By:      /s/ Timothy S. Webster
        --------------------------------------
      Name:   Timothy S. Webster
      Title:  President and CEO

AIPC MISSOURI, LLC

By:  American Italian Pasta Company, its Managing Member

     By:     /s/ Timothy S. Webster
        --------------------------------------
     Name:   Timothy S. Webster
     Title:  President and CEO

AIPC SOUTH CAROLINA, INC.

By:     /s/ George D. Shadid
   --------------------------------------
Name:   George D. Shadid
Title:  Authorized Agent

AIPC ARIZONA, LLC

By:  AIPC Finance, Inc., its sole Member

     By:     /s/ George D. Shadid
        --------------------------------------
     Name:   George D. Shadid
     Title:  Authorized Agent